As filed with the Securities and Exchange Commission on December 9, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21943
Cadogan Opportunistic Alternatives Fund, LLC
(Exact name of registrant as specified in charter)
149 Fifth Avenue, 15th Floor, New York, NY 10010
(Address of principal executive offices) (Zip code)
Michael Waldron
149 Fifth Avenue, 15th Floor, New York, NY 10010
(Name and address of agent for service)
212-585-1600
Registrant’s telephone number, including area code
Date of fiscal year end: March 31
Date of reporting period: September 30, 2009

Item 1.  Report to Stockholders.

Cadogan Opportunistic
Alternatives Fund, LLC

Semi-Annual Report
September 30, 2009

Cadogan Opportunistic Alternatives Fund, LLC
Shareholder Letter
September 30, 2009

Dear Fellow Investors,

The Cadogan Opportunistic Alternatives Fund, LLC (the “Fund”) generated a net return of 8.0% in the first half of the fiscal year. The S&P 500 and Russell 2000 indices returned about 33% and 43% respectively from April 1st to September 30th, while the MSCI World Index was up 43% for the same period.

We have witnessed a strong market rally over the first half of the fiscal year. Over this time period, nearly all of the Fund’s managers generated positive net returns with half producing double-digit returns. The top three contributors include a long-biased manager who benefited from strong performance from a concentrated strategy focused in the paper, coal, and telecom industries; a long/short equity manager with dynamic portfolio management; and a distressed credit manager that experienced strong performance in its underlying high-quality hybrid positions. All three managers contributed over 1% of the Fund’s performance over this period.

This environment over this period proved to be challenging for short-biased hedge funds, which represented the Fund’s primary detractors. Over the period, we reduced the Fund’s overall exposure to the short-biased strategy, which stood at 3% of the overall Fund as of October 1, 2009; while increasing the allocation to nimble managers with strong risk control.

The Fund’s volatility has subsided since late 2008 and appeared to be in close range to the 6% annualized target volatility. Statistical beta (since inception) was approximately 0.2x, which is towards the lower end of the target range.

As of October 1, 2009, the Fund is over 70% gross invested across 23 funds. Our cash balance during the first half of the fiscal year has remained at relatively comfortable levels. We are pleased to note that as of early November 2009, our anticipated implementation of a $10M line of credit with State Street officially closed. In light of this positive development and upon receiving more clarity of future flows, we expect to reduce cash levels.

We thank our investors for their continued loyalty, as we strive to provide rewarding risk adjusted long-term returns.

Sincerely,

Michael Waldron
President

Cadogan Opportunistic Alternatives Fund, LLC
Investment Strategy Allocation
As of September 30, 2009 (Unaudited)
(Expressed as a Percentage of Total Long-Term Fair Value)

Cadogan Opportunistic Alternatives Fund, LLC
Schedule of Investments September 30, 2009 (Unaudited)

		Fair Value	Frequency
		(in US	of
	Cost	Dollars)	Redemptions

INVESTMENTS IN U.S. INVESTMENT COMPANIES — 8.05%*
Global Macro — Discretionary — 4.44%*
Graham Global Investment Fund Ltd.	2,750,000	$2,696,540	Monthly

Long Short Equity — General — 3.61%*
Zebedee Focus Fund Limited	1,477,079	2,192,585	Monthly

TOTAL INVESTMENTS IN U.S. INVESTMENT COMPANIES (Cost $4,227,079)		4,889,125

INVESTMENTS IN U.S. LIMITED PARTNERSHIPS — 61.80%*
Dedicated Short Bias — Short Equity — 2.38%*
AdvantHedge Fund, LP	1,000,000	551,718	Daily
Dialectic Antithesis Partners, LP	729,906	895,653	Quarterly

		1,447,371

Event Driven — Distressed — 14.73%*
Contrarian Capital Fund I, L.P.	1,600,000	1,473,039	Annually
Mast Credit Opportunities I, L.P.	2,600,000	3,202,673	Quarterly
MatlinPatterson Distressed Opportunities Fund, L.P.	2,100,000	2,464,345	Semi-Annually
Standard Pacific Asymmetric Opportunities Fund, L.P.	1,340,000	1,806,572	Quarterly

		8,946,629

Long Short Equity — General — 29.99%*
Absolute Partners Fund, LLC	2,900,000	2,789,563	Monthly
Arnott Opportunities (U.S.), LLC	2,400,000	2,385,627	Quarterly
Epic Canadian Long Short Fund, LP	16,328	9,578	Monthly
Harvey SMidCap Fund, LP — Class A	2,507,404	3,079,022	Quarterly
Lafitte Fund I (QP) LP	2,200,000	1,524,683	Quarterly
Oak Street Capital Fund, L.P.	2,200,792	2,030,818	Quarterly
Soundpost Capital, LP	2,300,000	2,585,287	Quarterly
Steelhead Navigator Fund, L.P.	1,794,316	1,811,236	Quarterly
Whitney Japan Partners, LP	1,730,791	1,991,810	Quarterly

		18,207,624

Long Short Equity — Sector — 14.70%*
Aria Select Consumer Fund LP	1,960,000	1,850,883	Monthly
Coeus Capital LP	2,200,000	2,020,437	Quarterly
Shannon River Partners II LP — Class A	2,300,000	2,402,921	Quarterly
Sio Partners, LP	2,165,932	2,648,869	Quarterly

		8,923,110

TOTAL INVESTMENTS IN U.S. LIMITED PARTNERSHIPS (Cost $36,045,469)		37,524,734

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Schedule of Investments September 30, 2009 (Unaudited) — (continued)

	Shares or	Fair Value	Frequency
	Principal	(in US	of
	Amount	Dollars)	Redemptions

SHORT TERM INVESTMENT — 27.36%*
State Street Institutional Investment Trust	16,611,223	$16,611,223

TOTAL SHORT TERM INVESTMENTS (Cost $16,611,223)		16,611,223

TOTAL INVESTMENTS (Cost $56,883,771) — 97.21%*		59,025,082
Assets in Excess of Other Liabilities — 2.79%*		1,695,165

TOTAL NET ASSETS — 100.00%*		$60,720,247

*Percentages are stated as a percent of net assets.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Assets & Liabilities
September 30, 2009 (Unaudited)

(in US Dollars)

Assets
Investments, at fair value (cost $56,883,771)	$59,025,082
Investments paid in advance	2,000,000
Interest receivable	638
Receivable for investments sold	2,937,190

Total Assets	63,962,910

Liabilities
Investment advisory fee payable	51,716
Redemptions payable	2,147,570
Advanced capital contributions	821,000
Administration fee payable	17,500
Accrued expenses and other liabilities	204,877

Total Liabilities	3,242,663

Net Assets	$60,720,247

Net Assets Consist of:
Paid in capital	$69,228,044
Accumulated net investment loss	(610,168)
Accumulated net realized loss on investments sold	(10,038,940)
Net unrealized appreciation on investments	2,141,311

Net Assets	$60,720,247

Net Asset Value, 689,826 shares outstanding	$88.02

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Operations
For the six months ended September 30, 2009 (Unaudited)

(in US Dollars)

Investment Income
Interest income	$11,672
Other income	245

Total Investment Income	11,917

Expenses
Investment advisory fees (Note 4)	306,168
Legal fees	65,714
Audit and tax return expense	60,000
Administration fees	35,000
Portfolio accounting and transfer agent fees	25,000
Directors’ fees and expenses	18,500
Custody fees	8,666
Printing and postage expenses	6,545
Registration fees	1,723
Miscellaneous expenses	6,461

Total Expenses	533,777

Net Investment Loss	(521,860)

Realized and Unrealized Gain (Loss) on Investments in Portfolio Funds
Net realized loss on investments	(452,329)
Net change in unrealized appreciation on investments	5,684,710

Net Gain from Investments in Portfolio Funds	5,232,381

Net Increase in Net Assets Resulting from Operations	$4,710,521

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Changes in Net Assets

	Six Months Ended
	September 30, 2009	Year ended
	(Unaudited)	March 31, 2009
	(in US Dollars)	(in US Dollars)

Change in Net Assets Resulting from Operations:
Net investment loss	$(521,860)	$(918,101)
Net realized loss on investments	(452,329)	(9,092,145)
Net change in unrealized appreciation (depreciation) on investments	5,684,710	(2,586,979)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,710,521	(12,597,225)

Dividends Paid to Shareholders
Distributions from net realized gains	—	(83,443)

Change in Net Assets from Dividends Paid to Shareholders	—	(83,443)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	8,910,480	24,759,500
Net asset value of shares issued in reinvestment of distributions	—	79,947
Payments for shares redeemed	(6,624,760)	(17,018,902)

Net Increase in Net Assets Resulting from Capital Transactions	2,285,720	7,820,545

Net Increase (Decrease) in Net Assets	$6,996,241	$(4,860,123)

Net Assets, Beginning of Period	$53,724,006	$58,584,129

Net Assets, End of Period (689,826 and 659,729 shares outstanding, respectively)	$60,720,247	$53,724,006

Accumulated Net Investment Loss	$(610,168)	$(88,308)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Statement of Cash Flows
For the six months ended September 30, 2009 (Unaudited)

(in US Dollars)

Cash Flows from Operating Activities
Investment income received	$14,459
Purchases of investment companies and limited partnerships	(3,250,000)
Sales of investment companies and limited partnerships	7,863,327
Purchase of short term investments, net	(2,703,319)
Investments paid in advance	(2,000,000)
Operating expenses paid	(517,865)

Net Cash Used in Operating Activities	(593,398)

Cash Flows from Financing Activities
Proceeds from subscriptions	5,720,480
Distributions for redemptions	(9,138,082)
Proceeds from advance subscriptions	821,000

Net Cash Used in Financing Activities	(2,596,602)

Net Decrease in Cash	(3,190,000)
Cash — Beginning of Period	3,190,000

Cash — End of Period	$—

Reconciliation of Net Investment Loss to Net Cash Used in Operating Activities
Net increase in net assets resulting from operations	$4,710,521
Net decrease in advance subscriptions to investments	(2,000,000)
Net realized loss on investments	452,329
Net change in unrealized appreciation on investments	(5,684,710)
Net decrease in investment advisory and management fees payable	(41,656)
Net increase in accrued expenses and other liabilities	57,568
Net decrease in interest receivable	2,542
Purchases of limited partnerships	(3,250,000)
Sales of limited partnerships	7,863,327
Purchases of short term investments, net	(2,703,319)

Net Cash Used in Operating Activities	(593,398)

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of redemptions payable of $2,147,570.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Financial Highlights

			Period from
	Six Months Ended		August 1, 2007(1)
	September 30, 2009	Year ended	through
	(Unaudited)	March 31, 2009	March 31, 2008
	(in US Dollars)	(in US Dollars)	(in US Dollars)

Per Share Operating Performance
Beginning net asset value	$81.43	$97.26	$100.00
Income From Investment Operations
Net investment loss(2)	(0.74)	(1.27)	(0.62)
Net gain (loss) from investments in Portfolio Funds	7.33	(14.45)	(1.94)

Total Gain (Loss) from Investment Operations	6.59	(15.72)	(2.56)

Dividends Paid to Shareholders
Distributions from net realized gain	—	(0.11)	(0.18)

Total Distributions	—	(0.11)	(0.18)

Ending net asset value	$88.02	$81.43	$97.26

Total return	8.09%	(16.16)%	(2.56	)%(3)
Supplemental Data and Ratios
Net assets, end of period	$60,720,247	$53,724,006	$58,584,129
Ratio of expenses to weighted average net assets(5)	1.76%	1.70%	2.07	%(4)
Ratio of net investment loss to weighted average net assets(5)	(1.72)%	(1.43)%	(0.94	)%(4)
Portfolio turnover rate	9.67%	19.81%	5.47	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annualized.

(4)	Annualized.

(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cadogan Opportunistic Alternatives Fund, LLC
Notes to Financial Statements
September 30, 2009 (Unaudited) (expressed in US Dollars)

1.	Organization

Cadogan Opportunistic Alternatives Fund, LLC (the “Company” and/or “Fund”) is a limited liability company organized under the laws of the state of Delaware. The Company is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The investment objective of the Company is to achieve capital appreciation with moderate volatility principally through a balanced portfolio of interests in alternative investment vehicles and separately managed accounts (“Portfolio Funds”). The Company commenced operations on August 1, 2007.

The Company was formed to principally invest in Portfolio Funds which invest, reinvest and trade in securities and other financial instruments.

The Company is managed by Cadogan Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

2.	Significant Accounting Policies

The Company prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Company:

A.	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investments in Portfolio Funds
In accordance with the terms of the Company’s Prospectus, the investments in the Portfolio Funds are valued at their fair value. The net asset value represents the amount the Company would have received at September 30, 2009, if it had liquidated its investments in the Portfolio Funds.

The Company has the ability to liquidate its investments periodically, ranging from daily to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds can suspend redemptions.

Certain Portfolio Funds incur annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also receive performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund agreements.

The Portfolio Funds in which the Company has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Company’s interest in the Portfolio Funds, such risks are limited to the Company’s invested amount in each investee.

Of the Portfolio Funds listed on the condensed schedule of investments, two were acquired during the year and none remained subject to a lock-up period at September 30, 2009.

C.	Investment Valuation
The Company primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Directors (the “Board”) provide that the Adviser will review the valuations provided by the Portfolio Funds’ managers, neither the Adviser nor the Board will be able to confirm independently the complete accuracy of valuations provided by the Portfolio Funds’ managers (which are unaudited as of September 30, 2009).

The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Company’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Company may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ Managers, upon which the Company calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent registered public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Company’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Company’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate fair value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

D.	Security Transactions and Investment Income
Security transactions (including investments in Portfolio Funds) are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a first-in, first-out cost basis. Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in Portfolio Funds generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received which are typically based on historical information available from each Portfolio Fund. These estimates may subsequently be revised based on information received from the Portfolio Funds after their tax reporting periods are concluded, as the actual character of these distributions is sometimes not known until after the fiscal year-end of the Company. Unrealized appreciation or depreciation on investments includes net investment income, expenses, and gains and losses (realized and unrealized) in Portfolio Funds.

E.	Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F.	Repurchase Agreements
The Company may enter into repurchase agreements with banks, brokers and other financial institutions. Each repurchase agreement is recorded at amortized cost, which approximates value. It is the Company’s policy that its custodian will receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each repurchase agreement. The Company held no repurchase agreements during the period.

G.	Fair Value
The Company has adopted fair valuation accounting standards which qualify the fair values of the Company’s assets and liabilities as financial instruments. These fair values approximate the carrying amounts presented in the statement of assets and liabilities.

H.	Dividends to Shareholders
Dividends to shareholders are recorded on the ex-dividend date. The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share.

The components of distributions paid during the year ended March 31, 2009 was as follows:

Ordinary Income Distributions*	$83,443
Long-Term Capital Gains Distributions	—

Total Distributions Paid	$83,443

*	Amount includes net investment income and short-term capital gains.

There were no distributions paid to shareholders for the six months ended September 30, 2009.

I.	Reclassification of Capital Accounts
Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2009, the following table shows the reclassifications made:

	Accumulated Net	Accumulated Net Realized
Paid in Capital	Investment Loss	Loss on Investments Sold

$(880,876)	$978,150	$(97,274)

J.	Expenses
The Company is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory and custody fees. All general and administrative expenses are recognized on an accrual basis of accounting. See Note 4 for management, performance, administration and custodian fees.

K.	Income Taxes
The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of September 30, 2009, open Federal tax years include the tax years ended March 31, 2008 and 2009.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax treatment of limited partnerships. The following information is provided on a tax basis as of March 31, 2009:

Cost of investments	$59,815,212

Unrealized appreciation	$3,153,290
Unrealized depreciation	(6,436,405)

Net unrealized appreciation (depreciation)	$(3,283,115)

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total distributable earnings	$—

Other accumulated gains (losses)	$(9,935,203)

Total accumulated gains (losses)	$(13,218,318)

At March 31, 2009, the Company deferred, on a tax-basis, post-October losses of $4,699,409.

At March 31, 2009, capital loss carryforwards of $4,448,615 are available to offset future realized gains. These losses expire in 2016.

L.	Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M.	Derivatives
The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. During the period ended September 30, 2009, the Fund did not directly hold any derivative instruments.

3.	Investment Transactions

For the six months ended September 30, 2009, the Company purchased (at cost) and sold interests in Portfolio Funds (proceeds) in the amount of $4,250,000 and $9,696,066 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

The Company has entered into an Investment Advisory Agreement with Cadogan Management, LLC. Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 1% of the Company’s total monthly net assets, in exchange for the investment advisory services provided. Above and beyond this fee, the Adviser is entitled to an incentive fee equal to an annual rate of 5% of the Company’s total annual profits. The Company has not paid the Adviser an incentive fee during the six months ended September 30, 2009.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.085% of the first $200,000,000 of the Company’s total monthly net assets, 0.065% on the next $200,000,000 of the Company’s total monthly net assets and 0.055% on the balance of the Company’s total monthly net assets with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s fund accountants. The Company pays the fund accountants a monthly fee computed at an annual rate of 0.02% of the first $400,000,000 of the Company’s total monthly net assets and 0.01% on the balance of the Company’s total monthly net assets with a minimum annual fee of $30,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Company pays the transfer agent a monthly fee computed at an annual rate of 0.015% of the Company’s total monthly net assets with a minimum annual fee of $20,000.

State Street Bank and Trust Company serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.025% on the first $500,000,000 of the Company’s portfolio assets, 0.020% on the next $500,000,000 of the Company’s portfolio assets, 0.015% on the next $500,000,000 of the Company’s portfolio assets, 0.010% on the next $500,000,000 of the Company’s portfolio assets, and 0.005% on the balance of the Company’s portfolio assets with a minimum annual fee of $36,000.

5.	Directors and Officers

The Company’s Board has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid an annual retainer of $15,000 and a fee per meeting of the Board of $1,250 for each regular meeting and $500 for each telephonic meeting, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings. One of the Directors is an officer of the Adviser and the Company and receives no compensation from the Company for serving as a Director.

Certain officers of the Company are affiliated with the Adviser and the Administrator. Such officers receive no compensation from the Company for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.	Shareholder Transactions

No shareholder will have the right to require the Company to redeem shares, although the Company may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Company by the 25th calendar day of the second month prior to that containing the date as of which the shares are to be repurchased (approximately 65 days prior to the repurchase date). Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Company offer to repurchase shares on the last business day of each calendar quarter. Notwithstanding the foregoing, the Company will not repurchase any shares, or any portion of them, that have been held by the tendering shareholder for less than one year. Dividends and capital gain distributions (“Distributions”) will automatically be reinvested in additional shares of the Fund at the Company’s net asset value on the record date thereof unless a shareholder has elected to receive distributions in cash. The minimum initial investment required is $25,000.

The Company had 689,826 shares outstanding at September 30, 2009. The Company issued 107,076 shares through shareholder subscriptions and redeemed 76,979 shares during the six months ended September 30, 2009.

7.	Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Company’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Company is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Company during or following periods of negative performance. Although the Company may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Company invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Company’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Company, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to one year from initial investment.

8.	Fair Value of Financial Instruments

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities. Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2009;

	Fair Value Measurements at Reporting Date Using
	Quoted Prices in
	Active markets for		Significant Other	Significant
	Identical Assets		Observable Inputs	Unobservable Inputs
Description	(Level 1)		(Level 2)	(Level 3)		Total

Equity Securities
U.S. Investment Companies	$—		$—	$4,889,125	(a)	$4,889,125
U.S. Limited Partnerships	—		—	37,524,734	(a)	37,524,734

Total Equity Securities	—		—	42,413,859		42,413,859

Other
Short Term Investments	16,611,223	(b)	—	—		16,611,223

Total Other	16,611,223		—	—		16,611,223

Total	$16,611,223		$—	$42,413,859		$59,025,082

(a)	All other industry classifications are identified in the Schedule of Investments.

(b)	Short term investments that are sweep investments for cash balances in the Fund at September 30, 2009.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in
Securities

Balance as of March 31, 2009	$42,624,193
Accrued discounts/premiums	—
Realized gain (loss)	(448,978)
Change in unrealized appreciation (depreciation)	5,684,710
Net purchases (sales)	(5,446,066)
Transfers in and/or out of Level 3	—

Balance as of September 30, 2009	$42,413,859

9.	Subsequent Events

The Company issued a tender offer on September 24, 2009 to shareholders who have held their shares for at least one year as of October 23, 2009. Shareholders have tendered $768,000 and an additional 30,981.427 shares, which will be redeemed based on the December 31, 2009 net asset value.

Cadogan Opportunistic Alternatives Fund, LLC
Additional Information (Unaudited)

Shareholder Proxy Voting Results

A special meeting of shareholders was held on October 7, 2009. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To approve a new investment advisory agreement between the Fund and Cadogan Management, LLC, the Fund’s investment adviser.

No. of Shares

Affirmative	552,251
Abstain	190,822

TOTAL	713,073

2.	To provide the Board of Directors with the authority to organize the Fund as a feeder fund in a master-feeder structure with the same investment objective as the Fund.

No. of Shares

Affirmative	552,251
Abstain	190,822

TOTAL	713,073

Based upon votes required for approval, each of these matters passed.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Company collect at (212) 585-1600; and (ii) on the SEC’s Web site at www.sec.gov.

Board of Directors

The Prospectus includes additional information about the Company’s directors and is available upon request without charge by calling the Company collect at (212) 585-1600 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Company cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Cadogan Opportunistic Alternatives Fund, LLC
Board Approval of
Advisory Agreement (Unaudited)

At the August 18, 2009 Board meeting, the Board, including the independent directors, considered the annual renewal of the investment advisory arrangements between the Fund and the Adviser (the “Investment Advisory Agreement”). In evaluating the Investment Advisory Agreement, the Board reviewed materials furnished by the Administrator, including fee and expense comparison tables, the Adviser’s Form ADV and financial statements, and absolute and relative performance data. Specifically, the Board considered: (1) the size and structure of the management fees, (2) performance and other indicators of the quality of services rendered, (3) the stability and structure of the management organization, and (4) the Adviser’s overall financial results and profitability, among other factors.

After reviewing the fee and expense comparison data that compared the Fund’s fee and expense ratios to those of other registered funds of hedge funds, the Board concluded that the fees paid and the overall expense ratio borne by the Fund were reasonable relative to those of the peer funds, especially when the effects of performance fees charged by certain competitors were considered. The Board reviewed the fees charged by the Adviser to its other client funds and it was found that the Fund’s advisory fee was comparable to, and in some cases lower than, the fees the Adviser charged its other client funds.

The Board reviewed the Fund’s investment performance both on an absolute basis and relative to general benchmarks and hedge-fund industry-specific indices. The Board concluded that performance to date was satisfactory, with the caveat that a longer-term track record would provide a more balanced point of comparison over time.

The Board considered whether the Fund was benefiting from any economies of scale. The Board considered the size of the Fund and concluded that the Fund had not yet grown sufficiently to warrant evaluation of whether benefits relating to size were being shared properly between the Adviser and the Fund’s shareholders.

The Fund’s independent directors then examined the Adviser’s financial statements and discussed with management the Adviser’s overall cost structure and profitability. After further discussion, it was concluded that the Adviser was solvent and can effectively continue to manage the Fund under the current fee structure. Profits realized in managing the Fund were found to be moderate.

Prior to voting, the Board reviewed a memorandum from counsel discussing the legal standards for its consideration of the Investment Advisory Agreement. The independent directors also discussed the proposed continuation of the Investment Advisory Agreement in a private session with counsel at which no representatives of the Adviser were present. Based upon its review, the Board concluded that the continuation of the Investment Advisory Agreement was reasonable, fair and in the best interests of the Fund.

At Board meetings held on September 11 and October 19, 2009, the Board, including the independent directors, again considered the continuation of the Investment Advisory Agreement in light of a proposed transaction whereby certain members of the Adviser’s management team would obtain, in the aggregate, 100% of the Adviser’s outstanding equity from Fortis Investment Management USA, Inc. (“FIMUSA”), the Adviser’s direct parent company.

At the September 11 meeting, management led the Board through distributed materials, which included a fact sheet for the Adviser and the Fund, investor due diligence questionnaire, and personnel biographies. The Board also discussed materials received in connection with its review performed at the August 18, 2009 meeting. The Board asked for and received specifics about the structure of the proposed transaction, including that no additional debt would be added to the Adviser’s balance sheet. The Board acknowledged assurances from management that equity participation would not include any owners that would not be involved in the business, and that the Adviser’s LLC agreement includes a “buy-back” clause preventing equity ownership from “leaking out” should equity owners leave the business.

The Board also took note of management’s report that institutional investors and consultants have looked with favor on the prospect of the Adviser becoming independent, as it simplifies the ownership structure for due diligence purposes and provides management with additional equity incentives.

The Board, including the independent directors, then concluded that they felt that the Adviser is financially sound and that the proposed transaction would not weaken, and may actually strengthen, the Adviser’s advisory capabilities. In doing so, the independent directors acknowledged management’s assurance that personnel are not expected to change. The independent directors also discussed the transaction in a private session with counsel at which no representatives of the Adviser were present. As it had in August, the Board concluded that continuation of the Investment Advisory Agreement was in the best interests of the Fund.

Additional Board meetings were held on October 1 and October 8, 2009, at which the Board was informed of the resignation and tendering of equity interests in the Adviser by certain members of senior management who were to be involved in the proposed management buy-out discussed in the preceding paragraph. In each case, the Board elected to monitor the situation, which was deemed fluid but likely to result in a return to the previously proposed management buy-out structure.

At the October 19, 2009 Board meeting, the Board was updated that those recently resigned executives had been re-hired by the Adviser, effective October 16, 2009, and the Board was also provided an update regarding the status and final structure of the proposed transaction. Management reported that a deal had been reached in principle with FIMUSA. Per the revised structure, four new outside investors would be included in the transaction as purchasers, would receive equity interests in the Adviser, and would become employees of the Adviser. The Board acknowledged management’s representations that these new investors had significant investment expertise that could strengthen the investment team and benefit the Adviser going forward. The Board also noted management’s explanation that these four investors would have no special rights attached to their equity and their employment contracts would contain the same basic terms as the Adviser’s other executives. After discussion, the Board, including the independent directors, indicated that no change was required relative to the findings of their September 11 Board meeting. The proposed transaction closed on October 28, 2009, and the Adviser is now 100% owned by its management.

Cadogan Opportunistic Alternatives Fund, LLC
Privacy Notice

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF DIRECTORS
Matthew Jenal*, Chairman of the Board
Steven Krull, Independent Director
Donald Romans, Independent Director

OFFICERS
Michael Waldron*, President
Matthew Jenal*, Treasurer
Harris Bogner*, Chief Compliance Officer

INVESTMENT ADVISER
Cadogan Management, LLC
149 Fifth Avenue
Fifteenth Floor
New York, NY 10010

LEGAL COUNSEL
Shearman & Sterling, LLP
599 Lexington Avenue
New York, NY 10022

CUSTODIAN
State Street Bank and Trust Company
4 Copley Place
5th Floor
Boston, MA 02116

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT
REGISTERED
PUBLIC ACCOUNTING FIRM
Eisner LLP
750 Third Avenue
New York, NY 10017

*	Employed by Cadogan Management, LLC

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Information is presented as of September 30, 2009: Cadogan Management, LLC (“Adviser”) uses a team approach to manage the Fund. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Stuart N. Leaf – Chief Executive Officer, Cadogan Management, LLC

Mr. Leaf has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1995.

Paul J. Isaac – Chief Investment Officer, Cadogan Management, LLC

Mr. Isaac has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1999.

A. Michael Waldron, CFA – Chief Risk Officer, Cadogan Management, LLC

Mr. Waldron has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1997 when he was hired on as a Vice President and has since moved into his current positions.

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Joel Gantcher – Director of Research, Cadogan Management, LLC

Mr. Gantcher has joint responsibility for investment decisions of the Company. He has been with Cadogan Management since 1995.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of September 30, 2009:

	Number of	Total Assets of	Number of Accounts Paying a	Total Assets of Accounts Paying a
Name of Manager	Accounts	Accounts	Performance Fee	Performance Fee

Stuart Leaf
Registered investment companies	2	$163,389,739	1	$62,863,314
Other pooled investment vehicles	25	$3,472,763,732	23	$3,277,636,242
Other accounts	—	$—	—	$—
Paul J. Isaac
Registered investment companies	2	$163,389,739	1	$62,863,314
Other pooled investment vehicles	25	$3,472,763,732	23	$3,277,636,242
Other accounts	—	$—	—	$—
A. Michael Waldron
Registered investment companies	2	$163,389,739	1	$62,863,314
Other pooled investment vehicles	25	$3,472,763,732	23	$3,277,636,242
Other accounts	—	$—	—	$—
Joel Gantcher
Registered investment companies	2	$163,389,739	1	$62,863,314
Other pooled investment vehicles	25	$3,472,763,732	23	$3,277,636,242
Other accounts	—	$—	—	$—
Potential Material Conflicts of Interests: The Adviser and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Company has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser and the Company have adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

(3)	None of Messrs. Leaf, Isaac, Waldron, or Gantcher receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Leaf, Isaac, and Waldron are full-time employees of the Adviser and receive a fixed salary for the services they provide.

2

Each of Messrs. Leaf, Isaac, and Waldron own an equity interest in the Adviser, and each thus benefits from increases in the net income of the Adviser.

(4)	The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of September 30, 2009:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
Stuart Leaf	$100,001-$500,000
Paul J. Isaac	none
A. Michael Waldron	Less than $100,001
Joel Gantcher	none
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
				Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #1	0	0	0	0
04/01/09-04/30/09
Month #2	0	0	0	0
05/01/09-05/31/09
Month #3	52,580.04	85.15	52,580.04	93,032.81
06/01/09-06/30/09 *
Month #4	0	0	0	0
07/01/09-07/31/09
Month #5	0	0	0	0
08/01/09-08/31/09
Month #6	24,398.66	88.02	24,398.66	118,646.31
09/01/09-09/30/09 ^
Total	76,978.70	86.06	76,978.70	211,679.12

*	The Fund issued a tender offer on March 27, 2009. The tender offer enabled up to 20% of the Fund’s outstanding shares as of June 30, 2009 to be redeemed by shareholders. The tendered shares were paid out at the June 30, 2009 net asset value per share.

^	The Fund issued a tender offer on June 26, 2009. The tender offer enabled up to 20% of the Fund’s outstanding shares as of September 30, 2009 to be redeemed by shareholders. The tendered shares were paid out at the September 30, 2009 net asset value per share.
Item 10. Submission of Matters to a Vote of Security Holders.
The Registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the Registrant’s board of directors.
Item 11. Controls and Procedures.

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(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

4

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
     (Registrant) Cadogan Opportunistic Alternatives Fund, LLC
     By (Signature and Title) /s/ Michael Waldron
Michael Waldron, President
     Date            December 7, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
     By (Signature and Title) /s/ Michael Waldron
Michael Waldron, President
     Date            December 7, 2009
     By (Signature and Title) /s/ Matthew Jenal                                          ;
Matthew Jenal, Treasurer
     Date            December 7, 2009

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